LOANS TO RELATED PARTIES	12 Months Ended
Dec. 31, 2015
Related Party Transactions [Abstract]
Loans to Related Parties
Loans to Related Parties

Loans to directors, executive officers, principal holders of First Financial’s common stock and certain related persons were as follows:

(Dollars in thousands)	2015	2014	2013
Beginning balance	$6,195	$8,097	$10,426
Additions	5,609	5,034	827
Deductions	(1,321)	(6,936)	(3,156)
Ending balance	$10,483	$6,195	$8,097
Loans 90 days past due	$0	$0	$0

Related parties of First Financial, as defined for inclusion in the table above, were clients of, and had transactions with, subsidiaries of First Financial during the periods noted. Similar transactions with related parties may be expected in future periods.